                                                                    EXHIBIT 99.3

                                   ITEM 7(b)1.
                         IMPRESO, INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                             AS OF FEBRUARY 28, 2001
                                   (UNAUDITED)
                                 (IN THOUSANDS)


                                                                              PRO FORMA EFFECTS OF:

                                                             IMPRESO, INC.    SKY DIVISION
                                                              HISTORICAL       HISTORICAL        PRO FORMA
                                                               2/28/2001       12/31/2000       ADJUSTMENTS          PRO FORMA
                                                             -------------    -------------    -------------       -------------
ASSETS

Current assets:

      Cash and cash equivalents                                        168              630             (630)(a)             168
      Trade accounts receivable, net of allowance                    7,759            3,764              310(a)           11,833
      Income tax receivable                                             --               --               --                  --
      Investments in marketable securities                              11               --               --                  11
      Inventories                                                   22,643            9,090             (592)(a)          31,141
      Prepaid expenses and other                                       701              113              (59)(a)             755
      Deferred income tax assets                                        63               --               --                  63

                                                             -------------    -------------    -------------       -------------
           Total current assets                                     31,345           13,597             (971)             43,971
                                                             -------------    -------------    -------------       -------------

Property, plant and equipment, at cost                              18,800              342            1,859(a)           21,001
      Less accumulated depreciation and amortization               (10,263)             (19)              19(a)          (10,263)
                                                             -------------    -------------    -------------       -------------
           Net property and equipment                                8,537              323            1,878              10,738
                                                             -------------    -------------    -------------       -------------

Other assets                                                            89               --               85(c)              174
                                                             -------------    -------------    -------------       -------------

           Total assets                                             39,971           13,920              992              54,883
                                                             =============    =============    =============       =============


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

      Accounts payable                                               9,432            1,816             (409)(a)          10,839
      Accrued liabilities                                            1,284            1,158             (578)(a)           1,864
      Current maturities of long-term debt                             319               --              312(b)              631
      Line of credit                                                10,667               --               --              10,667
      Current maturities of prepetition debt                             7               --               --                   7
                                                             -------------    -------------    -------------       -------------

           Total current liabilities                                21,709            2,974             (675)(a)          24,008

      Deferred income tax liability                                    788               --               --                 788
      Intercompany                                                      --               --               --                  --
      Long-term debt, net of current maturities                      3,469               --           12,613(b)           16,082
      Long-term portion of prepetition debt, net of
           current maturities                                          249               --               --                 249
                                                             -------------    -------------    -------------       -------------
           Total liabilities                                        26,215            2,974           11,938              41,127
                                                             -------------    -------------    -------------       -------------

Stockholders' equity:

      Preferred stock                                                   --               --               --                  --
      Common stock                                                      53               --               --                  53
      Sky divisional capital                                            --           10,419          (10,419)(a)              --
      Treasury stock                                                   (39)              --               --                 (39)
      Additional paid-in capital                                     6,320               --               --               6,320
      Retained earnings                                              7,422              527             (527)(a)           7,422
                                                             -------------    -------------    -------------       -------------
           Total stockholders' equity                               13,756           10,946          (10,946)             13,756
                                                             -------------    -------------    -------------       -------------

           Total liabilities and stockholders' equity               39,971           13,920              992              54,883
                                                             =============    =============    =============       =============


              The accompanying notes are an integral part of these
                         condensed financial statements.

                                                                    EXHIBIT 99.3

                                   ITEM 7(b)2.
                         IMPRESO, INC. AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                   FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001
                                   (UNAUDITED)
                                 (IN THOUSANDS)


                                                                       PRO FORMA EFFECTS OF:

                                                       IMPRESO, INC.    SKY DIVISION
                                                        HISTORICAL        HISTORICAL       PRO FORMA
                                                         2/28/2001        2/28/2001       ADJUSTMENTS          PRO FORMA
                                                       -------------    -------------    -------------       -------------
Net sales                                                     42,540           22,090               --              64,630
Cost of sales                                                 37,795           18,612               --              56,407
                                                       -------------    -------------    -------------       -------------
           Gross profit                                        4,745            3,478               --               8,223
                                                       -------------    -------------    -------------       -------------

Other costs and expenses:
      Selling, general and administrative                      3,638            3,442              (74)(e)           7,006
      Interest expense                                           730               --              502(b)            1,242
                                                                                                    10(c)
      Other income, net                                          (94)            (198)              --                (292)
                                                       -------------    -------------    -------------       -------------
           Total other costs and expenses                      4,274            3,244              512               7,956
                                                       -------------    -------------    -------------       -------------

Income (loss) before income tax expense                          471              234             (512)                267
                                                       -------------    -------------    -------------       -------------

Income tax expense (benefit):
      Current                                                    162               82             (174)(d)              70
      Deferred                                                    19               --               --                  19
                                                       -------------    -------------    -------------       -------------
           Total income tax expense (benefit)                    181               82             (174)                 89
                                                       -------------    -------------    -------------       -------------

Net income (loss)                                      $         290              152             (338)                178
                                                       =============    =============    =============       =============

Net income (loss) per share (basic and diluted)        $        0.05                                         $        0.03
                                                       =============                                         =============

Weighted average shares outstanding                            5,284                                                 5,284
                                                       =============                                         =============


              The accompanying notes are an integral part of these
                        condensed financial statements.

                                                                    EXHIBIT 99.3


                                   ITEM 7(b)3.
                         IMPRESO, INC. AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                       FOR THE YEAR ENDED AUGUST 31, 2000
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                                      PRO FORMA EFFECTS OF:

                                                       IMPRESO, INC.    SKY DIVISION
                                                        HISTORICAL       HISTORICAL        PRO FORMA
                                                         8/31/2000        8/31/2000       ADJUSTMENTS          PRO FORMA
                                                       -------------    -------------    -------------       -------------
Net sales                                                     74,118           40,852               --             114,970
Cost of sales                                                 64,625           34,695               --              99,320
                                                       -------------    -------------    -------------       -------------
           Gross profit                                        9,493            6,157               --              15,650
                                                       -------------    -------------    -------------       -------------

Other costs and expenses:
      Selling, general and administrative                      6,838            6,899              (70)(e)          13,667
      Interest expense                                         1,304               --            1,001(b)            2,325
                                                                                                    20(c)
      Other income, net                                         (138)            (423)              --                (561)
                                                       -------------    -------------    -------------       -------------
           Total other costs and expenses                      8,004            6,476              951              15,431
                                                       -------------    -------------    -------------       -------------

Income (loss) before income tax expense                        1,489             (319)            (951)                219
                                                       -------------    -------------    -------------       -------------

Income tax expense (benefit):
      Current                                                    534             (108)            (323)(d)             103
      Deferred                                                    23               --               --                  23

                                                       -------------    -------------    -------------       -------------
           Total income tax expense (benefit)                    557             (108)            (323)                126
                                                       -------------    -------------    -------------       -------------

Net income (loss)                                      $         932             (211)            (628)                 93
                                                       =============    =============    =============       =============

Net income (loss) per share (basic and diluted)        $        0.18                                         $        0.02

Weighted average shares outstanding                            5,293                                                 5,293
                                                       =============                                         =============


              The accompanying notes are an integral part of these
                        condensed financial statements.

                                                                    EXHIBIT 99.3



                                   ITEM 7(b)4.
                                  IMPRESO, INC.
                                NOTES TO PROFORMA
                        CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


a) To record purchase adjustments necessary to reflect fair value of assets acquired and liabilities assumed and to eliminate equity of acquired entity.

b)       To record acquisition indebtedness and the related interest expense.

c) To record deferred financing costs related to acquisition indebtedness and the related amortization expense.

d) To adjust the provision for income taxes for the effect of the preceding pro forma adjustments.

e) To eliminate intercompany expenses allocated to Sky Division by Durango Georgia Converting LLC